Note 9 - Long-Term Investments (Details) - Long-Term Investments (USD $) In Thousands, unless otherwise specified	Oct. 31, 2013		Oct. 31, 2012
Schedule of Equity Method Investments [Line Items]
Long-term investment	$ 1,450		$ 1,450
Investment in LCC Legacy Holdings (formerly Lumira Capital Corp.)(b)	1,450		1,450
Celerion, Inc. [Member]
Schedule of Equity Method Investments [Line Items]
Long-term investment	1,450	[1]	1,450	[1]
Investment in LCC Legacy Holdings (formerly Lumira Capital Corp.)(b)	1,450	[1]	1,450	[1]
LCC Legacy Holdings [Member]
Schedule of Equity Method Investments [Line Items]
Long-term investment		[2]		[2]
Investment in LCC Legacy Holdings (formerly Lumira Capital Corp.)(b)		[2]		[2]

[1]	Investment in Celerion, Inc. (Celerion)On March 5, 2010, as part of the consideration for the sale of MDS Pharma Services Early Stage (Early Stage), Nordion received approximately 15% of the total common stock of Celerion assuming the conversion of all the outstanding preferred stock and issuance and exercise of permitted stock options. The outstanding preferred stock of Celerion are voting, all owned by third parties, convertible into common stock on a 1:1 basis, subject to certain adjustments, and are subordinated to the Note (Note 10(b)). Nordion's ability to transfer its investment in Celerion and the Note is subject to the consent of Celerion, which is controlled by third-party investors who collectively hold a majority of the outstanding Celerion equity and have no restrictions on selling their interests. These third-party investors also have majority representation on the Board of Directors of Celerion. This investment in Celerion is recorded at cost and has an estimated fair value of approximately $13 million as of October 31, 2013. Estimating the fair value of a privately held company is inherently subjective and involves a number of estimates and assumptions, actual proceeds received upon eventual disposition of the investment could be materially different. The Company previously utilized a discounted cash flow approach based on the original sales proceeds of Early Stage to be the best estimate of the Company's fair value. Based on the passage of time since the Early Stage transaction, the Company has revised the estimated fair value based on Celerion's current financial results in conjunction with available market data including the fair value of other comparable companies.Pursuant to applicable U.S. accounting rules, a business entity may be subject to consolidation if it is determined to be a variable interest entity (VIE) and if the reporting entity is the primary beneficiary. The Company has determined that Celerion is a VIE, but Nordion is not the primary beneficiary and, therefore, consolidation is not required. The Company continues to assess any reconsideration events and monitors the status of its relationship with Celerion. The fair value of the Company's investment in Celerion and the Note (Note 10(b)) is currently estimated to be $21 million in aggregate. The Company's maximum exposure to loss is limited to the carrying value of the Note and its investment in Celerion.
[2]	Investment in LCC Legacy Holdings (LCC) (formerly Lumira Capital Corp.)Long-term investments include an investment in LCC, an investment fund management company, which has long-term investments in development-stage enterprises that have not yet earned significant revenues from their intended business activities or established their commercial viability. Nordion does not have any significant involvement in the day-to-day operations of LCC other than to obtain its share of earnings and losses. Cumulative cash dividends received and equity losses from LCC reduced the Company's investment in LCC to $nil and therefore the equity method of accounting has been suspended since fiscal 2011. The Company's exposure to losses is limited to its investment of $nil (October 31, 2012 - $nil).